EXHIBIT 10.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act 2002

I, Peter Hills, director of ONO Finance PLC, certify that to the best of my knowledge (i) the Form 20-F fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of ONO Finance PLC.

By:	/s/ Peter Hills
Name: Peter Hills
Title: Director
Date:

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